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PROFILE

January 14, 1999


The Catholic Money Market Fund

This profile summarizes key information about the Fund that is included in the Fund's prospectus. The Fund's prospectus includes additional information about the Fund, including a more detailed description of the risks associated with investing in the Fund that you may want to consider before you invest. You may obtain the prospectus and other information about the Fund at no cost by calling toll-free 1-877-222-2402.

What  are  the  Fund's  objectives?

The Catholic Money Market Fund seeks current income, a stable share price and daily liquidity.

What  are  the  Fund's  principal  investment  strategies?

We manage the Fund to provide attractive yields and a stable share price of $1.00. The manager focuses on high-quality, short-term debt securities issued by certain corporations, banks and other financial institutions. We strive to invest in companies whose primary products and services are consistent with certain core Catholic values.

What  are  the  Fund's  primary  risks?

Because the Fund invests according to certain core Catholic values, the return on securities may be lower than if the Fund only invested according to traditional financial criteria.

The  Fund  is  subject  to  credit  risk, interest  rate risk and adviser risk.

Credit risk involves the chance that an issuer of a security may not pay the interest or the principal when it is due.

Interest  rate risk is the chance that an increase in interest rates will reduce
the  fair  market  value  of  a  security.   Generally the value of a bond moves
in the opposite direction of interest rates. Longer-term bond prices tend to move more in response to interest changes than shorter-term bonds.

Adviser risk is the risk that the adviser's application of investment strategies will be less successful than other funds and the Fund may underperform other funds. In addition, because the Fund invests consistent with core Catholic values, the adviser may have fewer investments to choose from than other funds and the return on the securities the Fund can purchase may be less than other similar securities.

Any investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is appropriate for investors who are comfortable with the risks described here and want liquidity. It can also be used as a permanent conservative part of your portfolio.

Because the Fund became effective on November 8, 1999, it has no calendar return information.. You may call 1-877-222-2402 to obtain the current yield.

What  are  the  Fund's  fees  and  expenses?

This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): The Fund is no-load, so you pay no sales charges (loads) to buy or sell shares.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets): The costs of operating the Fund are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your investment.

          Management  fee:                                  0.30%
          Distribution  and  Service  (12b-1)  fee:         0.05%
          Other  expenses:                                  0.59%
          -------------------------------------------------------
          Total  Fund  Operating  Expenses                  0.94%


Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your cost would be:

           1  year          3  years
           --------------------------
           $96              $301


Who  are  the  Fund's  Managers?

Investment Adviser Catholic Financial Services Corporation, a Wisconsin corporation organized in 1994, is the investment adviser and distributor for the Fund. As the adviser, it is responsible for the investment decisions for the Fund.

Sub-Adviser Strong Capital Management, Inc. serves as the sub-adviser for the Fund and makes the day-to-day investment decisions for the Fund.

[telephone number 877-222-2402]

How  can  I  buy  Fund  shares?


To open an account you will need to complete and sign the application; make a check payable to The Catholic Funds; and mail these documents to The
Catholic Funds, PO Box 05710, Milwaukee, WI 53205-9986. You may also open an account in person through your Catholic Financial Services Corporation Registered Representative.

The minimum initial investment is $1,000 for all accounts. There is a $50 minimum for additional purchases.

How  can  I  sell  Fund  shares?


You  can  sell  shares  in  several  ways:

By mail: Write a letter of instruction which includes your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of the owners, and your mailing address. Mail it to The Catholic
Funds,  PO  Box  701,  Milwaukee,  WI  53201-0701.

By telephone: If you signed up for telephone redemption privilege when opened your account or at some time before your request for redemption, you may call 1-877-222-2402 to sell shares.

By check: If you signed up for free checkwriting when you opened your account, or at some time before your request for redemption, you may write a check to sell shares with some restrictions.

Does  this  Fund  pay  out  dividends?  If  so,  how  are  they  taxed?

Yes, the Fund pays you dividends from net investment income monthly. Dividends are declared on each day that net asset value is calculated, except for bank holidays. Unless you elect otherwise, your dividend distributions will be automatically reinvested in additional shares of the Fund.

These distributions are taxable regardless of whether you reinvest them or take them in cash. Income is taxable at ordinary federal income tax rates. To assist you in tax preparation, we send you a statement of your ordinary dividends (Form
1099)  after  the  end  of  each  calendar  year.

What  services  does  the  Fund  provide?

Automatic  investment  plans
Automatic  exchange  plan
Systematic  withdrawal  plan
Confirmation  and  monthly  statements
Exchange  privilege
Automated  telephone  service

To learn more about each of these services and to obtain more information about buying and selling Fund shares, contact your Catholic Financial Services Corporation Registered Representative or call 1-877-222-2402.

NEITHER  THE  CATHOLIC  FUNDS  NOR  CATHOLIC  FINANCIAL
SERVICES CORPORATION IS SPONSORED  OR  ENDORSED  BY  THE
CATHOLIC  CHURCH,  NOR HAS THE CATHOLIC CHURCH APPROVED  OR
DISAPPROVED  THE  FUNDS'  SHARES.

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Catholic Financial Services Corporation
1100 West Wells Street
Milwaukee, WI  53233
(414) 278-6550
Member NASD
The Catholic Funds are not available in all states